Remeasurement of Acquisition Liabilities (Tables)	6 Months Ended
Jun. 30, 2012
Remeasurement Of Acquisition Liabilities [Abstract]
Schedule Of Remeasurement Of Acquired Liabilities [Table Text Block]

The following table provides a reconciliation of fair value for which the Company used Level 3 inputs:

Acquisition
Liabilities
Liability recorded upon acquisition	$(50,927)
Income	$6,755
Interest expense	$(1,857)

Balance at June 30, 2012	$(46,029)

Schedule Of Remeasurement Warrants Valuation Assumptions [Table Text Block]

For the period ended June 30, 2012 the income of $6.8 million represents the remeasurement of the fair value measurement of the warrants as of June 30, 2012 determined by using a Black-Scholes option pricing model with the following assumptions:

Share price	$4.40
Risk-free interest rate	1.00%
Dividend yield	-
Expected volatility	56.26%
Expected term	6.0 years

Schedule Of Net Income Loss Before and After Remeasurement Of Acquisition Liabilities [Table Text Block]

Net income (loss) before and after remeasurement of acquisition liabilities is as follows:

	Three months ended		Six months ended
(in thousands except per share data)	June 30, 2011	June 30, 2012	June 30, 2011	June 30, 2012

Net income (loss)	$(3,459)	$(5,917)	$(8,386)	$(5,905)

Net income (loss) per share
Basic	$(0.14)	$(0.24)	$(0.34)	$(0.24)
Diluted	$(0.14)	$(0.24)	$(0.34)	$(0.24)

Number of shares used for computing
Basic	24,646	25,157	24,646	25,085
Diluted	24,646	25,157	24,646	25,085

Remeasurement of Acquisition Liabilities:
Fair Value of Warrants	-	(1,675)	-	(6,755)
Interest Expense		1,857		1,857
Total	-	182	-	(4,898)

Net income (loss) before remeasurement of acquisition liabilities	(3,459)	(5,735)	(8,386)	(10,803)

Net income (loss) before remeasurement of acquisition liabilities per share
Basic	$(0.14)	$(0.23)	$(0.34)	$(0.43)
Diluted	$(0.14)	$(0.23)	$(0.34)	$(0.43)